UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 11, 2011 (October 9, 2011)

CHINA EXECUTIVE EDUCATION CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54086	75-3268300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building
110 Moganshan Road, Hangzhou 310005
People’s Republic of China

(Address of principal executive offices)

(+86) 0571-8880-8109
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTS.

On October 9, 2011, China Executive Education Corp. (the “Company”) engaged Albert Wong & Co. (“Albert Wong”) as its new independent registered public accounting firm, and dismissed Friedman LLP (“Friedman”) from that role.  The change in accountants was approved by the Company’s Audit Committee and did not result from any dissatisfaction with the quality of professional services rendered by Friedman. Neither the Company, nor anyone on its behalf, consulted Albert Wong during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of Albert Wong regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company engaged Friedman from December 22, 2010 through October 9, 2011 (the “Engagement Period”). Friedman’s reports on our financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Engagement Period, the Company did not have any disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Friedman’s satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as described in Item 304 (a)(1)(iv) of Regulation S-K. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Engagement Period up to and including the date the relationship with Friedman ceased.

We furnished Friedman with a copy of this disclosure on October 10, 2011, providing Friedman with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Friedman, dated October 11, 2011 is filed as Exhibit 16 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

 (d)    Exhibits

Exhibit No.	Description
16	Letter from Friedman regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Executive Education Corp.

Date: October 11, 2011

/s/ Kaien Liang
Kaien Liang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter from Friedman regarding change in certifying accountant.